UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2013

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The employment agreements for Stephen Berman, our President and Chief Executive Officer and John (Jack) McGrath, our Chief Operating Officer, provide, inter alia, that for fiscal year 2013, their respective bonuses will depend on our achieving certain performance targets to be determined by the Compensation Committee of our Board of Directors (the “Board”) before the end of the Company’s first fiscal quarter.  This bonus is paid in accordance with the terms and conditions of our 2002 Stock Award and Incentive Plan (the “Plan”).  In addition, Mr. Berman’s employment agreement provides for the annual grant of $3.5 million of restricted stock subject to vesting conditions to be determined by the Compensation Committee of our Board of Directors before the end of the Company’s first fiscal quarter.  Certain capitalized terms such as “EPS,” “Net Sales,” “ROIC” and “Operating Margin” are defined below.

The criteria for Messrs. Berman and McGrath’s respective 2013 bonuses, as well as the vesting criteria for Mr. Berman’s annual grant of restricted stock, have been established by the Compensation Committee, after discussion with its consultant, F.W. Cook & Company, and approved by the Board, as follows:

2013 Performance Bonus – Stephen Berman

Award of Mr. Berman’s Annual Performance Bonus for 2013 will be subject to achievement of performance standards in three metrics: EPS growth, Net Sales growth, and Operating Margin improvement.  A Performance Bonus equal to up to 200% of Mr. Berman’s Base Salary will be subject to achievement of EPS growth standards, measured in tranches with target performance levels equaling 0%-200% of Base Salary (the “Base Performance Bonus”.)  If the full Base Performance Bonus equal to 200% of Base Salary is earned, then an additional Performance Bonus equal to up to 100% of Base Salary may be earned by Mr. Berman, subject to achievement of performance standards in two metrics: Net Sales growth and Operating Margin improvement (the “Additional Performance Bonus”.)

2013 Base Performance Bonus for Stephen Berman equal to up to 200% Base Salary
EPS Growth Standards for Achievement of Base Performance Bonus:

The Base Performance Bonus for Stephen Berman is calculated by multiplying Mr. Berman’s base salary in 2013 by the percentage set forth on the following table which corresponds to the EPS amount achieved by the Company in 2013:

Bonus Targets for EPS Metric = % of Base Salary	EPS $ Fiscal Year 2013
0	<0.70
5%	0.70-0.71
7%	0.72-0.73
10%	0.74-0.75
15%	0.76-0.77
20%	0.78-0.79
25%	0.80-0.81
30%	0.82-0.83
35%	0.83-0.84
40%	0.85-0.86
45%	0.87-0.88
50%	0.89-0.90
55%	0.91-0.92
60%	0.93-0.95
65%	0.96-0.97
75%	0.97-0.98
85%	0.99-1.00
90%	1.01-1.02
95%	1.03-1.04
100%	1.05-1.06
110%	1.07-1.10
120%	1.11-1.15
130%	1.16-1.20
140%	1.20-1.22
150%	1.23-1.25
165%	1.26-1.27
175%	1.28-1.29
185%	1.30-1.31
200%	1.32 or greater

2013 Additional Performance Bonus for Stephen Berman Equal to up to 100% of Base Salary

If the Base Performance Bonus equal to 200% of Base Salary is earned, then an Additional Performance Bonus equal to up to 100% of Base Salary may be earned by Mr. Berman, subject to achievement of performance standards in two metrics: Net Sales growth and Operating Margin improvement. Each of such two metrics is measured independently in tranches with different target performance levels equaling 0%-50% of Base Salary, and the two metrics measuring the Additional Performance Bonus aggregate 100% of Base Salary if the highest tranche in each metric is achieved; provided, however, that in order for a Bonus to be earned, tranches in both metrics must be met. The entire Additional Performance Bonus is payable in Restricted Stock vesting in quarterly installments over three years.

Standards for Achievement of Additional Performance Bonus for Stephen Berman equal to up to 100% Base Salary

Bonus Targets for Net Sales Metric = % of Base Salary	Net Sales $ (000,000) Fiscal Year 2013	Bonus Targets for Operating Margin Metric = % of Base Salary	Operating Margin Fiscal Year 2013
0	<685	0	<3.7%
3%	685-685.499	3%	3.7%-3.99%
4%	685.5-685.999	4%	4%-4.39%
5%	686-686.499	5%	4.4%-4.69%
6%	686.5-686.999	6%	4.7%-4.99%
8%	687-687.499	8%	5%-5.39%
10%	687.5-687.999	10%	5.4%-5.69%
12%	688-688.499	12%	5.7%-5.99%
14%	688.5-688.999	14%	6%-6.39%
16%	689-689.499	16%	6.4%-6.69%
18%	690-699.999	18%	6.7%-6.99%
20%	700-712.999	20%	7%-7.39%
25%	713-725.999	25%	7.4%- 7.69%
30%	726-738.999	30%	7.7%-7.99%
35%	739-750.999	35%	8%-8.49%
40%	751-761.999	40%	8.5%-8.99%
45%	762-774.999	45%	9%-9.99%
50%	775 or greater	50%	10% or greater

2013 Performance Bonus for Jack McGrath equal to up to 125% Base Salary
EPS Growth Standards for Achievement of Base Performance Bonus:

The performance bonus for Jack McGrath is calculated by multiplying Mr. McGrath’s base salary in 2013 by the percentage set forth on the following table which corresponds to the EPS amount achieved by the Company in 2013:

Bonus Targets for EPS Metric = % of Base Salary	EPS $ Fiscal Year 2013
0	<0.70
5%	0.70-0.71
7%	0.72-0.73
10%	0.74-0.75
15%	0.76-0.77
20%	0.78-0.79
25%	0.80-0.83
30%	0.84-0.86
35%	0.87-0.89
40%	0.90-0.91
50%	0.92-0.95
60%	0.96-0.99
75%	1.00-1.04
100%	1.05-1.15
110%	1.15-1.20
115%	1.21-1.25
120%	1.26-$1.31
125%	1.32 or greater

Vesting of 2013 Annual Performance Restricted Stock Award to Stephen Berman

Vesting of the 2013 Annual Performance Restricted Stock Award issued to Stephen Berman on January 1, 2013 (279,553 shares @$12.52 per share, the closing price on Dec. 31, 2012, with a total value of $3.5 million) will be subject to achievement of performance standards in three metrics: Net Sales growth, EPS growth and Return on Invested Capital (“ROIC”.)  Each metric is measured independently in tranches with different target performance levels equaling 0%-33% of the Restricted Stock Award issued on January 1, 2013.  The three metrics aggregate 100% of the Restricted Stock Award issued on January 1, 2013 if the highest tranche in each metric is achieved; provided, however, that in order for any Shares to vest: (i) at least the lowest tranche in two of the three metrics must be met, (ii) in order for a metric to be used in calculating the vesting percentage, the metric for the second year must be greater than such metric in the first year, (iii) tranches in two of the three metrics must be met, and (iv) the following minimum tranches in two of the three metrics for 2013 must be met: EPS of at least $0.70, Net Sales of at least $720,000,000 and ROIC of at least 5%.  If the foregoing performance conditions are satisfied, then 25% of the Restricted Stock Award will fully vest and in order for the balance of 75% of the Restricted Stock award to vest, the Executive’s service as an employee must continue for at least one additional year after the performance conditions have been satisfied.

% of Shares Vesting	EPS $ Average Fiscal Years 2013-2014	% of Shares Vesting	Net Sales $ (000,000) Average Fiscal Years 2013-2014	Percentage of Shares Vesting	ROIC Average Fiscal Years 2013-2014
0	<1.17	0	<765	0	<8%
7%	1.17-1.199	7%	765-772.499	7%	8%-8.33%
10%	1.20-1.1249	10%	772.5-779.999	10%	8.34%-8.69%
13%	1.25-1.299	13%	780-787.499	13%	8.70%-8.99%
17%	1.30-1.349	17%	787.5-794.999	17%	9%-9.33%
20%	1.35-1.399	20%	795-802.4999	20%	9.34%-9.69%
23%	1.40-1.449	23%	802.5-809.999	23%	9.70%-9.99%
25%	1.45-1.499	25%	810-825.999	25%	10%-10.24%
27%	1.50-1.549	27%	826-841.999	27%	10.25%-10.49%
28%	1.55-1.599	28%	842-857.999	28%	10.50%-10.74%
30%	1.60-1.649	30%	858-874.999	30%	10.75%-10.99%
33.33%	1.65 or greater	33.33%	875	33.33%	11% or greater

Definitions

The terms used above are defined as follows:

“EPS” means the net income per share of the Company’s common stock, calculated on a fully-diluted basis as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Net Sales” means the Company’s net sales as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Return on Invested Capital” means the percentage obtained by the fraction, the numerator of which is (A) the Company’s net income, as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods, and the denominator of which is (B) the Company’s Average Invested Capital for the fiscal year, as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Average Invested Capital” means the Company’s stockholders equity and long-term indebtedness at the beginning and end of the fiscal year, as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Operating Margin” means the percentage obtained by the fraction, the numerator of which is the Company’s income (loss) from operations and the denominator of which is Net Sales, as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

The above tables and summaries notwithstanding, they all may be adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, or as otherwise may be permitted by the Plan, and such determination by the auditors, absent manifest error, as adjusted by the Compensation Committee, will be conclusive and binding upon the Company and the executives.  The Compensation Committee also reserves the right to modify the vesting and bonus targets and vesting and bonus percentages in the exercise of its negative discretion to take account of any new acquisitions that are concluded in 2013, changes in the outstanding shares used to calculate the Company’s Adjusted EPS resulting from stock repurchases by the Company and redemption of the Company’s senior convertible notes due in 2014, the amount of bonuses awarded to employees, or as otherwise determined by the Committee.

The target levels described above, where applicable, are calculated on a post-bonus basis.  The foregoing is only a summary of certain of the terms of our employment agreements with these named executives.  For a complete description, copies of such agreements are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description

10.1	Second Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of November 11, 2010 (1)

10.2	Employment Agreement between the Company and John a/k/a Jack McGrath, dated March 4, 2010 (2)

10.3	First Amendment to Employment Agreement between the Company and John a/k/a Jack McGrath, dated August 23, 2011 (2)

10.4	Amendment No. One to Second Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of September 21, 2012 (3)
____________________

(1)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed November 17, 2010, and incorporated herein by reference.
(2)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed August 24, 2011, and incorporated herein by reference.
(3)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed September 25, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: April 1, 2013
	By:	/s/ JOEL M. BENNETT Joel M. Bennett, CFO